UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2005

NAUGATUCK VALLEY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

United States (State or other jurisdiction of incorporation or organization)	0-50876 (Commission File Number)	65-1233977 (IRS Employer Identification No.)

333 Church Street, Naugatuck, Connecticut (Address of principal executive offices)	06770 (Zip Code)

(203) 720-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

        On July 25, 2005, Naugatuck Valley Financial Corporation (the "Company") issued a press release announcing (i) unaudited financial results for the three and six months ended June 30, 2005 and (ii) the declaration of a cash dividend for the quarter ended June 30, 2005, of $.04 per share to stockholders of record on August 5, 2005 with a payment date on or around September 1, 2005. For more information, reference is made to the Company's press release dated July 25, 2005, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01     Financial Statements and Exhibits

(c)	The following exhibit is filed herewith:

Exhibit 99.1	Press Release dated July 25, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2005	NAUGATUCK VALLEY FINANCIAL CORPORATION By: /s/ John C. Roman John C. Roman President and Chief Executive Officer